UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) January 18, 2000


                     Commission file Number 000-28705

                  LAZZARA FINANCIAL ASSET RECOVERY, INC.
          (Exact Name of Registrant as Specified in its Charter)



Nevada                                               88-0442898
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)



1850 E. Flamingo Rd., Suite #111
Las Vegas, NV                                        89119
 (Address of principal executive offices)            (Zip Code)




                              (702) 866-5838
              (Registrant's Executive Office Telephone Number)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of January 18, 2000 between CathayOnline, Inc. ("CathayOnline"), a Nevada corporation, and Lazzara Financial Asset Recovery, Inc. ("Lazzara"), a Nevada corporation, all the outstanding shares of common stock of Lazzara were exchanged for 25,000 shares of 144 restricted common stock of CathayOnline in a transaction in which CathayOnline was the surviving corporation.

     A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between Lazzara and CathayOnline.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Pursuant to the Merger Agreement all Officer and Directors of CathayOnline will remain the same.

ITEM 7.   FINANCIAL STATEMENTS

     No financial statements are filed herewith. The Registrant shall file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.


EXHIBITS

1.1* Agreement and Plan of Merger between Lazzara Financial Asset Recovery, Inc and CathayOnline, Inc. Brands, Inc.

1.2* Certificate of Merger between Lazzara Financial Asset Recovery, Inc and CathayOnline, Inc.
______
*Filed herewith

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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  LAZZARA FINANCIAL ASSET
                                                  RECOVERY, INC.

                                                  By /s/ Todd Ream
                                                    President


Date: January 18, 2000